                                                                    EXHIBIT 10.2
                                                                    ------------


                                    WARRANT
                                    -------

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                  EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT


Warrant No. ____                                       Number of Shares: 500,000
                                                         (subject to adjustment)
Date of Issuance: November 30, 2001

Original Issue Date (as defined in subsection
2(a)(i)(B)): November 30, 2001

                          SENESCO TECHNOLOGIES, INC.

                         Common Stock Purchase Warrant

                        (Void after November 30, 2006)

     SENESCO TECHNOLOGIES, INC., a Delaware corporation (the "Company"), for value received, hereby certifies that Stanford Venture Capital Holdings, Inc. (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, in whole or in part, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Eastern time) on November 30, 2006, 500,000 shares of Common Stock, $0.01 par value per share, of the Company ("Common Stock"), at a purchase price of $2.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

Exercise.
--------

Vesting.  The Warrant Shares shall be immediately exercisable.
--------

Method of Exercise. The Registered Holder may, at its option, elect to exercise
------------------
this Warrant, in whole or in part and at any time or from time to time, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I
                                                                     ---------
duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate in writing to the Registered Holder, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

Exercise Date. Each exercise of this Warrant shall be deemed to have been
-------------
effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(b) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

Issuance of Certificates. As soon as practicable after the exercise of this
------------------------
Warrant in whole or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

          (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise, which shall include, if applicable, the rounding of any fraction up to the nearest whole number of shares of Common Stock pursuant to Section 3 hereof; and

          (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised.

Adjustments.
-----------

Adjustments to Purchase Price for Diluting Issues.
-------------------------------------------------

               Special Definitions. For purposes of this Section 2, the
               -------------------
following definitions shall apply:

                    "Option" shall mean rights, options or warrants to subscribe
                     ------
for, purchase or otherwise acquire Common Stock or Convertible Securities.

                    "Original Issue Date" shall mean the date on which this
                     -------------------
Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued).

                    "Convertible Securities" shall mean any evidences of
                     ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

                    "Additional Shares of Common Stock" shall mean all shares of
                     ---------------------------------
Common Stock issued (or, pursuant to subsection 2(a)(iii) below, deemed to be issued) by the Company after the Original Issue Date, other than:

                         shares of Common Stock issued or issuable upon
                              conversion or exchange of any Convertible
                              Securities or exercise of any Options, outstanding on the Original Issue Date;

                         shares of Common Stock issued or issuable by reason of
                              a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by subsection 2(b) or 2(c) below.

                         shares of Common Stock (or Options with respect
                              thereto) issued or issuable to employees or directors of, or consultants to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board.

          (iii) No Adjustment of Purchase Price. No adjustment to the Purchase
                -------------------------------
Price shall be made as the result of the issuance of Additional Shares of Common Stock if the consideration per share (determined pursuant to subsection 2(a)(v)) for such Additional Share of Common Stock issued or deemed to be issued by the Company is equal to or greater than $1.75 per share, as adjusted for those events set forth in subsections 2(b) and 2(c) below.

          (iv)  Issue of Securities Deemed Issue of Additional Shares of Common
                ---------------------------------------------------------------
Stock.
-----

                    If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which, upon exercise, conversion or exchange thereof, would entitle the holder thereof to receive shares of Common Stock which are specifically excepted from the definition of Additional Shares of Common Stock by subsection 2(a)(i)(D) above) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

                    If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Purchase Price pursuant to the terms of subsection 2(a)(iv) below, are revised (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the Purchase Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Purchase Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no adjustment pursuant to this clause
(B) shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of (i) the Purchase Price on the original adjustment date, or
(ii) the Purchase Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                    If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which, upon exercise, conversion or exchange thereof, would entitle the holder thereof to receive shares of Common Stock which are specifically excepted from the definition of Additional Shares of Common Stock by subsection 2(a)(i)(D) above), the issuance of which did not result in an adjustment to the Purchase Price pursuant to the terms of subsection 2(a)(iv) below (either because the consideration per share (determined pursuant to subsection 2(a)(v) hereof) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Purchase Price then in effect, or because such Option or Convertible Security was issued before the Original Issue
Date), are revised after the Original Issue Date (either automatically pursuant to the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in subsection 2(a)(iii)(A) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

                    Upon the expiration or termination of any unexercised Option or unconverted or unexchanged (as applicable) Convertible Security which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Purchase Price pursuant to the terms of subsection 2(a)(iv) below, the Purchase Price shall be readjusted to such Purchase Price as would have obtained had such Option or Convertible Security never been issued.

                    No adjustment in the Purchase Price shall be made upon the issue of shares of Common Stock or Convertible Securities upon the exercise of Options or the issue of shares of Common Stock upon the conversion or exchange of Convertible Securities, provided that the Purchase Price has been previously adjusted pursuant to this Section.

          (v)  Adjustment of Purchase Price Upon Issuance of Additional Shares
               ---------------------------------------------------------------
of Common Stock. In the event the Company shall at any time after the Original
---------------
Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection 2(a)(iii)), without consideration or for a consideration per share less than $1.75 per share, as adjusted for those events set forth in subsections 2(b) and 2(c) below, then the Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Purchase Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this subsection 2(a)(iv), all
        --------
shares of Common Stock issuable upon conversion or exchange of Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon conversion or exchange of such outstanding Convertible Securities shall be determined without giving effect to any adjustments to the conversion or exchange price or conversion or exchange rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

          (vi) Determination of Consideration. For purposes of this subsection
               ------------------------------
2(a), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

               (A)  Cash and Property:  Such consideration shall:
                    -----------------

                    (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Company;

                         insofar as it consists of property other than cash, be
                              computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

                         in the event Additional Shares of Common Stock are
                              issued or deemed to be issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board.

                    Options and Convertible Securities. The consideration per
                    ----------------------------------
share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 2(a)(iii), relating to Options and Convertible Securities, shall be determined by dividing the sum of the total amount, if any, received or
                              receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by the maximum number of shares of Common Stock (as set
                              forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

          (vii) Multiple Closing Dates. In the event the Company shall issue on
                ----------------------
more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Common Stock, and such issuance dates occur within a period of no more than 120 days, then, upon the final such issuance, the Purchase Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period).

Adjustment for Stock Splits and Combinations. If the Company shall at any time,
--------------------------------------------
or from time to time, after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine or consolidate the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination or consolidation becomes effective.

Adjustment for Certain Dividends and Distributions. In the event the Company at
--------------------------------------------------
any time, or from time to time, after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

                    (A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and the denominator of which shall be the total number of
shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such
--------  -------
dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

               (b)  Adjustment in Number of Warrant Shares. When any adjustment
                    --------------------------------------
is required to be made in the Purchase Price pursuant to subsections 2(a), 2(b) or 2(c), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

               Adjustments for Other Dividends and Distributions. In the event
               -------------------------------------------------
the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

Adjustment for Reorganization, Reclassification or Similar Events. If there
-----------------------------------------------------------------
shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(b), 2(c) or 2(e)) (collectively, a "Reorganization"), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this
Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

Certificate as to Adjustments. Upon the occurrence of each adjustment or
-----------------------------
readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth; (i) such adjustments and readjustments; (ii) the Purchase Price then in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

Fractional Shares. The Company shall not be required upon the exercise of this
------------------------------------------------------------------------------
Warrant to issue any fractions of shares of Common Stock or fractional Warrants;
--------------------------------------------------------------------------------
provided, however, that if the Registered Holder exercises this Warrant, any
----------------------------------------------------------------------------
fractional shares of Common Stock shall be eliminated by rounding any fraction
------------------------------------------------------------------------------
up to the nearest whole number of shares of Common Stock. The Registered Holder
-------------------------------------------------------------------------------
of this Warrant, by acceptance hereof, expressly waives his right to receive any
--------------------------------------------------------------------------------
fractional share of Common Stock or fractional Warrant upon exercise of this
----------------------------------------------------------------------------
Warrant.
--------


Investment Representations.  The initial Registered Holder represents and
-------------------------------------------------------------------------
warrants to the Company as follows:
-----------------------------------

Investment. It is acquiring the Warrant, and (if and when it exercises this
----------
Warrant) it will acquire the Warrant Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Registered Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof;

Federal and State Compliance. The Registered Holder understands that this
----------------------------
Warrant and any Warrant Shares purchased upon its exercise are securities, the issuance of which requires compliance with federal and state securities law, including the Securities Act of 1933, as amended (the "Act");

Accredited Investor.  The Registered Holder is an "accredited investor" as
-------------------
defined in Rule 501(a) under the Act;

Experience. The Registered Holder has made such inquiry concerning the Company
----------
and its business and personnel as it has deemed appropriate; and the Registered Holder has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company; and

Restricted Securities. The Registered Holder acknowledges and understands
---------------------
that the Warrant and Warrant Shares constitute restricted securities under the Act and must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available.

Transfers, etc.
---------------

This Warrant may be assigned by the Registered Holder to an "accredited investor," as defined in Rule 501(a) of the Act, upon the execution and delivery to the Company of the assignment form annexed hereto, subject to any restrictions imposed by applicable securities laws.

The Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is an entity to a wholly owned subsidiary of such entity, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 5, or (ii) a transfer made in accordance with Rule 144 under the Act.

Each certificate representing Warrant Shares shall bear a legend substantially in the following form:


           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

Registration Rights. The shares of Common Stock issuable and issued upon
------------------------------------------------------------------------
exercise of this Warrant shall be entitled to certain registration rights in
----------------------------------------------------------------------------
accordance with the provisions of that certain Registration Rights Agreement,
-----------------------------------------------------------------------------
dated November 30, 2001, between the Company and the Registered Holder (the
---------------------------------------------------------------------------
"Registration Rights Agreement").
---------------------------------

Redemption of Warrant. Notwithstanding anything to the contrary contained in
----------------------------------------------------------------------------
this Warrant or elsewhere, the Warrant cannot be redeemed by the Company under
------------------------------------------------------------------------------
any circumstances, without the prior written consent of the Registered Holder.
------------------------------------------------------------------------------


Impairment. The Company will not, by amendment of its charter documents or
--------------------------------------------------------------------------
through reorganization, consolidation, merger, dissolution, issue or sale of
----------------------------------------------------------------------------
securities, sale of assets or any other voluntary action, avoid or seek to avoid
--------------------------------------------------------------------------------
the observance or performance of any of the terms of the Warrant, but will at
-----------------------------------------------------------------------------
all times in good faith assist in the carrying out of all such terms and in the
-------------------------------------------------------------------------------
taking of all such action as may be necessary or appropriate in order to protect
--------------------------------------------------------------------------------
the rights of the Holder of this Warrant against dilution or other impairment.
------------------------------------------------------------------------------

Subscription Rights for Shares of Common Stock or Other Securities. In case the
-------------------------------------------------------------------------------
Company or an affiliate of the Company shall, at any time after the date hereof
-------------------------------------------------------------------------------
and prior to the exercise of the Warrant, in full, issue any rights to subscribe
--------------------------------------------------------------------------------
for shares of Common Stock or any other securities of the Company or of such
----------------------------------------------------------------------------
affiliate to all of the holders of Common Stock, the holder of the unexercised
-------------------------------------------------------------------------------
Warrant shall be entitled, in addition to the shares of Common Stock or other
-----------------------------------------------------------------------------
securities receivable upon the exercise of the Warrant, to receive such rights
------------------------------------------------------------------------------
at the time such rights are distributed to the other stockholders of the
------------------------------------------------------------------------
Company, but only to the extent of the number of shares of Common Stock, if any,
--------------------------------------------------------------------------------
for which the Warrant remains exercisable.
------------------------------------------


Notices of Record Date, etc.  In the event:
-------------------------------------------

the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

Reservation of Stock. The Company will at all times reserve and keep available,
-------------------------------------------------------------------------------
solely for issuance and delivery upon the exercise of this Warrant, such number
-------------------------------------------------------------------------------
of Warrant Shares and other securities, cash and/or property, as from time to
-----------------------------------------------------------------------------
time shall be issuable upon the exercise of this Warrant. The Warrant Shares
----------------------------------------------------------------------------
issued upon such exercise shall be validly issued, fully paid and
-----------------------------------------------------------------
non-assessable.
---------------

Replacement Warrant. Upon receipt of evidence reasonably satisfactory to the
----------------------------------------------------------------------------
Company of the loss, theft, destruction or mutilation of this Warrant and (in
-----------------------------------------------------------------------------
the case of loss, theft or destruction) upon delivery of an indemnity agreement
-------------------------------------------------------------------------------
(with surety if reasonably required) in an amount reasonably satisfactory to the
--------------------------------------------------------------------------------
Company, or (in the case of mutilation) upon surrender and cancellation of this
-------------------------------------------------------------------------------
Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
------------------------------------------------------------------------------

Agreement in Connection with Public Offering. The Registered Holder agrees, in
------------------------------------------------------------------------------
connection with an underwritten public offering of the Company's securities
---------------------------------------------------------------------------
pursuant to a registration statement under the Act, (i) not to sell, make short
-------------------------------------------------------------------------------
sale of, loan, grant any options for the purchase of, or otherwise dispose of
-----------------------------------------------------------------------------
any shares of Common Stock held by the Registered Holder (other than any shares
-------------------------------------------------------------------------------
included in the offering) without the prior written consent of the Company or
-----------------------------------------------------------------------------
the underwriters managing such underwritten public offering of the Company's
----------------------------------------------------------------------------
securities for a period of 180 days from the effective date of such registration
--------------------------------------------------------------------------------
statement, and (ii) to execute any agreement reflecting clause (i) above as may
-------------------------------------------------------------------------------
be requested by the Company or the managing underwriters at the time of such
----------------------------------------------------------------------------
offering.
---------

Notices. All notices and other communications from the Company to the Registered
--------------------------------------------------------------------------------
Holder in connection herewith shall be mailed by certified or registered mail,
------------------------------------------------------------------------------
postage prepaid, or sent via a reputable nationwide overnight courier service
-----------------------------------------------------------------------------
guaranteeing next business day delivery, to the address last furnished to the
-----------------------------------------------------------------------------
Company in writing by the Registered Holder. All notices and other
------------------------------------------------------------------
communications from the Registered Holder to the Company in connection herewith
-------------------------------------------------------------------------------
shall be mailed by certified or registered mail, postage prepaid, or sent via a
-------------------------------------------------------------------------------
reputable nationwide overnight courier service guaranteeing next business day
-----------------------------------------------------------------------------
delivery, to the Company at its principal office set forth below. If the Company
--------------------------------------------------------------------------------
should at any time change the location of its principal office to a place other
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than as set forth below, it shall give prompt written notice to the Registered
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Holder and thereafter all references in this Warrant to the location of its
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principal office at the particular time shall be as so specified in such notice.
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All such notices and communications shall be deemed delivered (i) two business
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days after being sent by certified or registered mail, return receipt requested,
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postage prepaid, or (ii) one business day after being sent via a reputable
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nationwide overnight courier service guaranteeing next business day delivery.
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No Rights as Stockholder. Until the exercise of this Warrant, the Registered
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Holder shall not have or exercise any rights by virtue hereof as a stockholder
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of the Company.
---------------

Amendment or Waiver. Any term of this Warrant may be amended or waived only by
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an instrument in writing signed by the party against which enforcement of the
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change or waiver is sought. No waivers of any term, condition or provision of
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this Warrant, in any one or more instances, shall be deemed to be, or construed
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as, a further or continuing waiver of any such term, condition or provision.
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Section  Headings.  The section  headings in this Warrant are for the
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convenience of the parties and in no way alter, modify, amend, limit or restrict
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the contractual obligations of the parties.
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

Governing Law. This Warrant will be governed by and construed in accordance with
--------------------------------------------------------------------------------
the internal laws of the State of Delaware (without reference to the conflicts
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of law provisions thereof).
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Facsimile Signatures. This Warrant may be executed by facsimile signature.
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                                 * * * * * * *

         EXECUTED as of the Date of Issuance indicated above.

                                SENESCO TECHNOLOGIES, INC.





                                By:________________________________
                                   Name:  Bruce C. Galton
                                   Title: President and Chief  Executive Officer

ATTEST:

______________________

                                                                       EXHIBIT I

                                  PURCHASE FORM

To:_________________                                          Dated:____________

         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby elects to purchase ______________ shares of the Common Stock of SENESCO TECHNOLOGIES, INC. covered by such Warrant.

         The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant in lawful money of the United States in the amount of $_________.


                                        STANFORD VENTURE CAPITAL
                                        HOLDINGS, INC.

                                        By:____________________________________
                                           Name:  _____________________________
                                           Title: _____________________________